                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                PXRE Corporation
- -------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                  May 15, 1996
- -------------------------------------------------------------------------------
                Date of Report (Date of earliest event reported)



        Delaware                       0-15428                06-1183996
- -------------------------------------------------------------------------------
  (State or other juris-             (Commission           (I.R.S. Employer
diction of incorporation)            File Number)         Identification No.)



             399 Thornall Street, Fourteenth Floor, Edison, NJ 08837
- -------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)



                                 (908) 906-8100
- -------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

Item 5.           Other Events.

                  On May 15, 1996 a putative class action lawsuit was filed in the Court of Chancery of the State of Delaware which names PXRE Corporation (the "Company"), Transnational Re Corporation ("Transnational") and the directors of Transnational as defendants. The action alleges, among other things, that the proposed merger of Transnational with and into the Company at an exchange ratio of .98 share of the Company's Common Stock for each publicly held share of Transnational's Class A Common Stock is grossly unfair and inadequate, that the directors of Transnational have violated their fiduciary duties to Transnational and that the Company has violated its alleged fiduciary duties as a controlling stockholder of Transnational. The action seeks, among other things, to enjoin the proposed combination of the Company and Transnational and/or to recover damages.




Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

                  (c)      Exhibits.

                  Number                    Exhibit
                  ------                    --------
                  99                Press Release, dated May 17, 1996.

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  PXRE CORPORATION




Dated: May 17, 1996                               By: /s/ Gerald L. Radke
                                                      -----------------------
                                                      Gerald L. Radke
                                                      Chairman, President and
                                                      Chief Executive Officer

                                  EXHIBIT INDEX


Exhibit No.                   Exhibit                                  Page
- ----------                    -------                                  -----
99                            Press Release, dated May 17, 1996           5